                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 1999-A
                          CERTIFICATEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  June 27, 2002

(i)    Amount of principal being paid or distributed:

       (a)  Certificates          (1)  $0.00
                                       --------------------
                                  (2) ( $ -                , per-$1,000 original principal amount of the Certificates)
                                       --------------------

(ii)   Amount of interest being paid or distributed on:

       (a)  Certificates          (1)  $246,476.94              2.7875000%     (Based on 3-Month LIBOR)
                                       --------------------     ---------------
                                  (2) ( $ 0.0000071      00,1per $1,000 original principal amount of the Certificates)
                                       --------------------

       (b)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:     1.9000000%
                                                                                                   ---------------
            (2)  The Student Loan Rate was:             Not Applicable
                                                      --------------------


(iii)  Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
       (a)  Distributed:     (1)  $0.00
                                  --------------------
                             (2) ( $ -                , per-$1,000 original principal amount of the Certificates)
                                  --------------------
       (b)  Balance:         (1)   $ -
                                  --------------------
                             (2) ( $ -                , per-$1,000 original principal amount of the Certificates)
                                  --------------------

(iv)   Pool Balance at end of related Collection Period:             $494,556,087.15
                                                                     -------------------------

(v)    After giving effect to distributions on this Distribution Date:

       (a)  (1)  Certificate Balance:            $34,600,000.00
                                                 --------------------
            (2)  Certificate Pool Factor:            1.00000000
                                                 --------------------


(vi)   (a)  (1)  Amount of Servicing Fee for  related Collection Period:            $558,509.45
                                                                                    --------------------
            (2)   $ 16.1418916        8,1per $1,000 original principal amount of the Notes.
                 ----------------------
       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:     $0.00
                                  --------------------
                                   $ -                , per-$1,000 original principal amount of the Certificates)
                                  --------------------
            (2)  Balance:         $0.00
                                  --------------------
                                   $ -                , per-$1,000 original principal amount of the Certificates)
                                  --------------------
       (c)  Amount of Administration Fee for related Collection Period:             $3,000.00
                                                                                    ---------------
                         $ 0.0867052        , per $1,000 original principal amount of the Certificates)
                        --------------------


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
(vii)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:        $495.51
                                                                                                   -----------
       (b)  Delinquent Contracts                        # Disb.        %               $ Amount            %
                                                        -------        -               --------            -
            30-60 Days Delinquent                          878       1.10%           $11,072,362         2.66%
            61-90 Days Delinquent                          428       0.53%           $ 5,000,476         1.20%
            91-120 Days Delinquent                         447       0.56%           $ 5,920,322         1.42%
            More than 120 Days Delinquent                  670       0.84%           $ 8,310,245         2.00%
            Claims Filed Awaiting Payment                  273       0.34%           $ 1,552,578         0.37%
                                                      ----------     ----------     ------------------   ----------
               TOTAL                                     2,696       3.37%           $31,855,984         7.66%

(viii) Amount in the Reserve Account:            $1,552,281.54
                                                 --------------------

(ix)   Amount in the Prefunding Account:         $0.00
                                                 --------------------

(x)    Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
       be distributed as a payment of principal in respect of Notes:      $0.00
                                                                          --------------------

(xi)   Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
       to be distributed as a payment of principal in respect of Notes:   $0.00
                                                                          --------------------

(xii)  (a)  Cumulative TERI Claims Ration as of Distribution Date         7.30%
                                                                          ----------
       (b)  TERI Trigger Event has not occured.



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